[LOGO]                                                               EDUCATION


Semiannual Report May 31, 1999


Highway        EATON VANCE
at Night        MUNICIPAL
                 INCOME
                 TRUST



Brooklyn
Bridge

Eaton Vance Municipal Income Trust as of May 31,1999

Letter to Shareholders

[Photo]
Thomas J. Fetter
President

We welcome the shareholders of Eaton Vance Municipal Income Trust with this initial shareholder report. The Trust began operations in late January, with the investment objective of producing current income exempt from regular federal income tax.

A series of global economic crises late in 1998 precipitated a flight to quality, increasing demand for U.S. Treasury securities. Amid the rush to Treasuries, the ratio of Treasury yields to municipal yields reached a new high. At one point municipal yields actually equalled Treasury yields. As investors realized the extraordinary value in municipals, those ratios narrowed significantly. But at May 31, municipals continued to represent an excellent bargain, especially considering their tax-exempt status.

While the Federal Reserve remains
vigilant over inflation, the long-term
outlook for bonds remains positive...

In the wake of strong economic figures, the bond market encountered some turbulence in the first half of 1999. Meanwhile, the Federal Reserve continued to monitor inflation closely. At its Open Market Committee meeting in late June, the Federal Reserve raised the target for its Federal Funds rate - a key barometer of short-term interest rates - by 25 basis points (.25%). The move indicates that the Fed remains intent on keeping inflation from gathering steam.

Despite recent robust economic activity, there is no sign of a pick-up in inflation on the horizon. Global competition remains fierce, while technology continues to fuel increases in productivity. And budget surpluses have now replaced the deficits that weighed on the nation's economy for a generation. These trends suggest that the longer-term outlook for bonds remains quite positive.

After years of strong stock market
performance, it may be time to allocate
more assets to municipal bonds...

Following another strong year in the stock market, it may make good sense to review one's asset allocations. 1998 marked the fourth consecutive year of 20%-plus returns - an unprecedented run in the equity markets and well above the market's 10% historical returns. As a result, many investors may find themselves over-weighted in equities. We believe that it is worthwhile for investors to regularly review their asset allocations, making adjustments consistent with their investment goals. That may be especially true now, in the wake of recent stock market performance.

Eaton Vance Municipal
Income Trust offers tax-exempt
income, flexibility, and liquidity...

Eaton Vance Municipal Income Trust is designed to deliver tax-exempt income together with the flexibility of a closed-end fund and the liquidity afforded by trading on the New York Stock Exchange. We believe that municipal bonds remain an excellent fixed-income alternative and a good way to diversify one+s investment portfolio and lower one+s tax burden. Eaton Vance Municipal Income Trust will continue to seek promising opportunities for its tax-conscious shareholders.

                             Sincerely,
                             /s/ Thomas J. Fetter
                             Thomas J. Fetter
                             President
                             July 12, 1999

Eaton Vance Municipal Income Trust as of May 31, 1999

Management Discussion

[Photo]
Thomas M. Metzold
Portfolio Manager

Investment Environment
-------------------------------
The Economy

- The nation's gross domestic product increased by a stronger-than-expected 4.6% in the first quarter of 1999. Weaker demand from Asia following last year's economic meltdown was offset by continuing gains in productivity and strong consumer activity at home.

- Interest rates edged higher in the first several months of the year amid strong economic growth. The Federal Reserve has indicated that its next move may be to raise short-term rates slightly. Fed Chairman Greenspan suggested that any such move would be preemptive rather than a sign of serious inflation.

- Unlike 1998, when supply pressures weighed heavily on the municipal market, supply and demand have been more in balance in 1999. Not surprisingly, with their unusually high yields relative to taxable yields, municipal bonds outperformed Treasuries in the first half of the year.

The Trust
-------------------------------
Performance for the Year To Date

- Based on share price (traded on the New York Stock Exchange), the
  Trust had a total return of -6.62% for the period from its inception on January 29, 1999 through May 31, 1999. That return was the result of a decrease in share price from $15.00 on January 29, 1999 to $13.875 on May 31, 1999, and the reinvestment of $0.1376 in regular monthly dividends.

- Based on net asset value, the Trust had a total return of -3.29% for the period ended May 31, 1999. That return was the result of a decrease in net asset value from $15.00 on January 29, 1999 to $14.37 on May 31, 1999, and the reinvestment of all distributions.

- Based on the most recent dividend and a share price of $13.875 the Trust had a market yield of 5.95% at May 31, 1999.(1)

- On May 31, 1999, the Trust's share price on the New York Stock Exchange traded at a 3.4% discount to its underlying net asset value.

Management Discussion

- Education bonds have played a leading role in the Trust's initial months of operation, including bonds issued by colleges and universities. Among the Trust's education investments was a rare 60-year maturity bond issued by Boston University. The bond carries a 5.45% coupon and offers an extraordinary thirty years of call protection.

- The Trust's industrial development bonds provided attractive yield opportunities as well as good diversification across industry sectors. The Trust's holdings were represented by industries such as airlines, energy and consumer goods and brand-name issuers that included United Airlines and Proctor & Gamble.

- Quality is an important focus of the Trust. The Trust maintained an average A rating at May 31, 1999, with insured* bonds representing 16.6% of the total investments. In addition to quality, the Trust emphasized good call protection. With bond calls accelerating in the past year, call protection is an important investment criterion used to protect dividend levels.

Rating Distribution(2)
-------------------------------
By total investments

[CHART]

-----------------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Trust Information
as of May 31, 1999

Performance(3)
------------------------------------------------------------------
Cumulative Total Return (at market value, New York Stock Exchange)
Life of Trust (1/29/99)                                  -6.62%
------------------------------------------------------------------
Cumulative Total Return (at net asset value)
Life of Trust (1/29/99)                                  -3.29%

Trust Overview(2)
-------------------------------------------------
Number of Issues                           68
Average Maturity                    28.0 Yrs.
Effective Maturity                  25.9 Yrs.
Average Rating                              A
Average Call                        10.9 Yrs.
Average Dollar Price                   $94.14

(1) The Trust's market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.

(2) Rating Distribution is determined by dividing the total market value of the holdings by the total investments of the Trust. Rating
    Distribution and Trust Overview are subject to change.

(3) Returns are historical and are calculated by determining the percentage change in net asset value or share price with all distributions reinvested.

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

    Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

PORTFOLIO OF INVESTMENTS (UNAUDITED)

TAX-EXEMPT INVESTMENTS -- 100.0%

PRINCIPAL AMOUNT
 (000'S OMITTED)               SECURITY                        VALUE
----------------------------------------------------------------------------
Certificates of Participation -- 1.9%
----------------------------------------------------------------------------
     $ 5,000         California Statewide Communities
                     Development Authority, (Children's
                     Hospital of Los Angeles), 5.25%, 8/15/29  $   4,863,050
       2,000         Cliff House Trust, PA, (AMT), 6.625%,
                     6/1/27                                        2,000,000
----------------------------------------------------------------------------
                                                               $   6,863,050
----------------------------------------------------------------------------
Cogeneration -- 1.9%
----------------------------------------------------------------------------
     $ 2,950         Maryland Energy Cogeneration, (AES
                     Warrior Run), (AMT), 7.40%, 9/1/19        $   3,182,342
       3,500         Pennsylvania, EDA, (Northampton
                     Generating), (AMT), 6.40%, 1/1/09             3,682,840
----------------------------------------------------------------------------
                                                               $   6,865,182
----------------------------------------------------------------------------
Education -- 3.8%
----------------------------------------------------------------------------
     $ 4,125         Massachusetts Development Finance
                     Agency, (Boston University), 5.45%,
                     5/15/59                                   $   4,049,843
       4,750         New York State Dormitory Authority,
                     (State University Educational
                     Facilities), 4.75%, 5/15/28                   4,309,960
       5,000         Ohio State Higher Educational
                     Facilities, (Oberlin College), Variable
                     Rate, 10/1/29(1)(2)                           4,570,900
       1,000         Philadelphia, PA, HEFA, (Chestnut Hill
                     College), 6.00%, 10/1/29                        985,480
----------------------------------------------------------------------------
                                                               $  13,916,183
----------------------------------------------------------------------------
Electric Utilities -- 14.2%
----------------------------------------------------------------------------
     $ 8,000         Brazos River Authority, TX, (Reliant
                     Energy, Inc.), 5.375%, 4/1/19             $   7,946,400
       6,250         Brazos River Authority, TX, (Texas
                     Utilities Electric Co.), (AMT), 5.55%,
                     6/1/30                                        6,135,688
       5,500         Burke County, GA, Development Authority,
                     (Georgia Power Co.), (AMT), 5.45%,
                     5/1/34                                        5,345,120
      17,500         Long Island Power Authority, NY,
                     Electric System Revenue, 5.25%, 12/1/26      17,212,299
       7,500         North Carolina Eastern Municipal Power
                     Agency, (Power System Revenue), 5.75%,
                     1/1/26                                        7,464,150
       7,800         Pleasants County, WV, (Potomac Edison
                     Co.), (AMT), 5.50%, 4/1/29                    7,700,238
----------------------------------------------------------------------------
                                                               $  51,803,895
----------------------------------------------------------------------------
Escrowed / Prerefunded -- 2.5%
----------------------------------------------------------------------------
     $35,000         Dawson Ridge, CO, Metropolitan District
                     #1, Escrowed to Maturity, 0.00%, 10/1/22  $   8,977,500
----------------------------------------------------------------------------
                                                               $   8,977,500
----------------------------------------------------------------------------

PRINCIPAL AMOUNT
 (000'S OMITTED)               SECURITY                        VALUE
----------------------------------------------------------------------------
General Obligations -- 7.0%
----------------------------------------------------------------------------
     $ 3,600         Bell Mountain Ranch, CO, Metropolitan,
                     6.625%, 11/15/25                          $   3,567,060
      10,000         Florida Board of Education, 4.75%,
                     6/1/28                                        9,182,800
       9,000         Michigan State Building Authority
                     Revenue, 4.75%, 10/15/21                      8,371,890
       4,500         Wisconsin State, (AMT), 5.30%, 5/1/20         4,435,470
----------------------------------------------------------------------------
                                                               $  25,557,220
----------------------------------------------------------------------------
Health Care-Miscellaneous -- 0.8%
----------------------------------------------------------------------------
     $ 2,845         Illinois Development Finance Authority,
                     (Community Rehabilitation Providers),
                     5.60%, 7/1/19                             $   2,831,259
----------------------------------------------------------------------------
                                                               $   2,831,259
----------------------------------------------------------------------------
Hospital -- 21.6%
----------------------------------------------------------------------------
     $ 4,000         Baxter County, AK, Community Hospital
                     District, 5.625%, 9/1/28                  $   3,949,840
       3,300         Bell County, TX, Health Facilities
                     Healthcare, (Heritage Oaks), 6.70%,
                     6/1/29                                        3,305,346
       1,215         Loris, SC, Community Hospital District,
                     5.625%, 1/1/20                                1,190,992
       3,500         Loris, SC, Community Hospital District,
                     5.625%, 1/1/29                                3,394,405
       7,500         Louisiana Public Facilities Authority,
                     (Tuoro Infirmary), 5.625%, 8/15/29            7,386,750
       3,750         Maricopa County, AZ, IDA, Residual
                     Certificates, Variable Rate,
                     11/15/37(1)(2)                                3,562,425
      17,000         Massachusetts HEFA, (Partners Healthcare
                     System), 5.25%, 7/1/29                       16,317,109
       7,600         Missouri HEFA, (BJC Health System),
                     5.00%, 5/15/38                                7,043,756
       4,260         New Jersey Health Care Facilities,
                     (Capital Health System), 5.25%, 7/1/27        3,909,317
       4,085         New Jersey Health Care Facilities, (St.
                     Barnabas Health), Variable Rate,
                     7/1/28(1)(2)'                                 3,507,626
      10,750         Oklahoma Development Finance Authority,
                     (Hillcrest Health System), 5.625%,
                     8/15/29                                      10,589,180
       7,000         Rhode Island HEFA, (Saint Joseph Health
                     Services), 5.50%, 10/1/29                     6,559,350
       2,425         Southwestern Illinois, IDR, (Anderson
                     Hospital), 5.625%, 8/15/29                    2,381,544
       6,000         Weber County, UT, (IHC Health Services,
                     Inc.), 5.00%, 8/15/30                         5,600,820
----------------------------------------------------------------------------
                                                               $  78,698,460
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
 (000'S OMITTED)               SECURITY                        VALUE
----------------------------------------------------------------------------
Housing -- 3.0%
----------------------------------------------------------------------------
     $ 3,700         Bexar County, TX, Housing Finance Corp.,
                     5.90%, 4/1/37                             $   3,688,530
       3,700         Louisiana Public Facilities Authority,
                     (Eden Point), 6.25%, 3/1/34                   3,637,729
       3,700         Oregon State Health Authority, (Trillium
                     Affordable Housing), 6.75%, 2/15/29           3,681,056
----------------------------------------------------------------------------
                                                               $  11,007,315
----------------------------------------------------------------------------
Industrial Development Revenue -- 7.6%
----------------------------------------------------------------------------
     $ 3,700         Charleston County, SC, IDA, (Zeigler
                     Coal Holding), 6.95%, 8/10/28             $   3,746,805
       1,000         Chautauqua County, NY, IDA, (Womans
                     Christian Association), 6.35%, 11/15/17         996,850
       1,000         Chautauqua County, NY, IDA, (Womans
                     Christian Association), 6.40%, 11/15/29         985,600
       8,800         Chicago, IL, O'Hare International
                     Airport, (United Airlines, Inc.), 5.35%,
                     9/1/16                                        8,672,576
       3,550         Mississippi Business Finance Corp.,
                     (System Energy Resources, Inc.), 5.90%,
                     5/1/22                                        3,549,823
       4,000         Missouri State Development Finance
                     Board, (Proctor and Gamble), (AMT),
                     5.20%, 3/15/29                                3,925,400
       5,750         Ohio State Solid Waste Disposal, (USG
                     Corp.), 5.65%, 3/1/33                         5,736,545
----------------------------------------------------------------------------
                                                               $  27,613,599
----------------------------------------------------------------------------
Insured-Education -- 0.8%
----------------------------------------------------------------------------
     $ 3,000         Massachusetts HEFA, Residual
                     Certificates, (Berklee College of
                     Music), (MBIA), Variable Rate,
                     10/1/27(1)(2)                             $   2,828,880
----------------------------------------------------------------------------
                                                               $   2,828,880
----------------------------------------------------------------------------
Insured-Electric Utilities -- 2.7%
----------------------------------------------------------------------------
     $10,000         Alaska Industry Development, Snettisham
                     Hydroelectric, (AMBAC), (AMT), 5.375%,
                     1/1/34                                    $   9,829,800
----------------------------------------------------------------------------
                                                               $   9,829,800
----------------------------------------------------------------------------
Insured-Hospital -- 4.4%
----------------------------------------------------------------------------
     $17,500         New York State Dormitory Authority, (New
                     York Presbyterian Hospital), (AMBAC),
                     4.75%, 8/1/27                             $  16,207,100
----------------------------------------------------------------------------
                                                               $  16,207,100
----------------------------------------------------------------------------

PRINCIPAL AMOUNT
 (000'S OMITTED)               SECURITY                        VALUE
----------------------------------------------------------------------------
Insured-Transportation -- 7.4%
----------------------------------------------------------------------------
     $10,000         Metropolitan Transportation Authority,
                     NY, Commuter Revenue (FGIC), 4.75%,
                     7/1/26                                    $   9,220,100
       5,000         Southeastern Pennsylvania Transit
                     Authority, (FGIC), Variable Rate,
                     2/1/29(1)(2)                                  4,201,400
      14,400         Triborough Bridge & Tunnel Authority,
                     NY, (MBIA), 4.75%, 1/1/24                    13,364,496
----------------------------------------------------------------------------
                                                               $  26,785,996
----------------------------------------------------------------------------
Insured-Utilities -- 1.3%
----------------------------------------------------------------------------
     $ 5,000         Indiana Municipal Power Agency Power
                     Supply, (MBIA), 5.30%, 1/1/23             $   4,910,600
----------------------------------------------------------------------------
                                                               $   4,910,600
----------------------------------------------------------------------------
Lease Revenue / Certificates of Participation -- 1.3%
----------------------------------------------------------------------------
     $ 5,000         San Mateo County, CA, Joint Powers
                     Financing Authority, Variable Rate,
                     7/15/29(1)(2)                             $   4,645,100
----------------------------------------------------------------------------
                                                               $   4,645,100
----------------------------------------------------------------------------
Nursing Home -- 0.6%
----------------------------------------------------------------------------
     $ 2,000         Tarrant County, TX, Health Facilities,
                     (3927 Foundation), 10.25%, 9/1/19         $   2,072,820
----------------------------------------------------------------------------
                                                               $   2,072,820
----------------------------------------------------------------------------
Pooled Loans -- 1.1%
----------------------------------------------------------------------------
     $ 4,000         Muni Mae Tax Revenue Exempt Bond, (AMT),
                     Variable Rate, 6/30/49(2)                 $   3,999,880
----------------------------------------------------------------------------
                                                               $   3,999,880
----------------------------------------------------------------------------
Senior Living / Life Care -- 1.9%
----------------------------------------------------------------------------
     $ 3,245         Logan County, CO, Industrial Development
                     Revenue, (TLC Care Choices, Inc.),
                     6.875%, 12/1/23                           $   3,241,138
       3,700         Ohio HFA, Retirement Rental Housing,
                     (Encore Retirement Partners), 6.75%,
                     3/1/19                                        3,683,498
----------------------------------------------------------------------------
                                                               $   6,924,636
----------------------------------------------------------------------------
Solid Waste -- 0.7%
----------------------------------------------------------------------------
     $ 2,500         Gulf Coast, TX, Waste Disposal
                     Authority, (AMT), 5.70%, 4/1/32           $   2,478,875
----------------------------------------------------------------------------
                                                               $   2,478,875
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

PORTFOLIO OF INVESTMENTS (UNAUDITED) CONT'D

PRINCIPAL AMOUNT
 (000'S OMITTED)               SECURITY                        VALUE
----------------------------------------------------------------------------
Special Tax Revenue -- 4.4%
----------------------------------------------------------------------------
     $ 3,600         Black Hawk, CO, Business Improvement
                     District, 6.50%, 12/1/11                  $   3,600,216
       2,100         Brentwood, CA, Infrastructure Financing
                     Authority, 5.625%, 9/2/29                     2,040,381
       2,330         Frederick County, MD, Urbana Community
                     Development Authority, 6.625%, 7/1/25         2,358,007
       1,750         Longleaf, FL, Community Development
                     District, 6.20%, 5/1/09                       1,731,415
       1,955         Longleaf, FL, Community Development
                     District, 6.65%, 5/1/20                       1,940,689
       5,000         Pennsylvania State Turnpike Commission,
                     Oil Franchise Tax, Variable Rate,
                     12/1/27(1)(2)                                 4,216,500
----------------------------------------------------------------------------
                                                               $  15,887,208
----------------------------------------------------------------------------
Transportation -- 7.0%
----------------------------------------------------------------------------
     $ 4,000         Kent County, MI, Airport Facility,
                     Variable Rate, 1/1/25(1)(2)               $   3,713,280
       5,000         Los Angeles County, CA, Metropolitan
                     Transportation Authority, Variable Rate,
                     7/1/28(1)(2)                                  4,279,200
       2,400         Massachusetts Turnpike Authority,
                     Metropolitan Highway System, Variable
                     Rate, 1/1/39                                  1,970,088
      11,000         New York State Thruway Authority,
                     General Revenue, 5.00%, 1/1/25               10,532,610
       5,575         Wayne, MI, Charter County Airport,
                     Variable Rate, 12/1/28(1)(2)                  4,897,080
----------------------------------------------------------------------------
                                                               $  25,392,258
----------------------------------------------------------------------------
Utilities-Electrical and Gas -- 2.1%
----------------------------------------------------------------------------
     $ 8,500         San Antonio, TX, Electric and Natural
                     Gas Revenue, 4.50%, 2/1/21                $   7,659,690
----------------------------------------------------------------------------
                                                               $   7,659,690
----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100.0%
   (identified cost $369,773,612)                               $363,756,506
----------------------------------------------------------------------------

At May 31, 1999, the concentration of the Trust's investments in the various states, determined as a percentage of total investments, was as follows:

New York                                             20.0%
Others, representing less than 10% individually      80.0%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 1999, 16.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty insurance agencies. The aggregate percentage by financial institution range from 3.7% to 7.2% of total investments.
(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, the value of these securities amounted to $44,422,271 or 12.2% of the Trust's net assets.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

AS OF MAY 31, 1999
Assets
-------------------------------------------------------
Investments, at value
   (identified cost, $369,773,612)        $ 363,756,506
Interest receivable                           5,501,188
Receivable from the Investment Adviser              685
Receivable for daily variation margin on
   financial futures contracts                   16,551
Prepaid expenses                                 25,469
-------------------------------------------------------
TOTAL ASSETS                              $ 369,300,399
-------------------------------------------------------

Liabilities
-------------------------------------------------------
Payable for investments purchased         $   4,343,320
Due to Bank                                   2,008,409
Payable to affiliate for Trustees' fees           1,130
Other accrued expenses                           77,763
-------------------------------------------------------
TOTAL LIABILITIES                         $   6,430,622
-------------------------------------------------------
NET ASSETS                                $ 362,869,777
-------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------
Auction Preferred Shares, $0.01 par
   value; unlimited number of shares
   authorized, 5,240 shares issued and
   outstanding at $25,000 per share
   liquidation preference                 $ 131,000,000
Common Shares, $0.01 par value;
   unlimited number of shares
   authorized, 16,134,422 shares issued
   and outstanding                              161,344
Additional paid-in capital                  239,872,401
Accumulated net realized loss from
   investment transactions                   (3,476,506)
Undistributed net investment income           1,329,644
Unrealized depreciation of investments       (6,017,106)
-------------------------------------------------------
NET ASSETS                                $ 362,869,777
-------------------------------------------------------
Net assets applicable to preferred
   shareholders --
   Auction Preferred Shares at
      liquidation value                   $ 131,000,000
   Cumulative undeclared dividends               58,616
-------------------------------------------------------
TOTAL                                     $ 131,058,616
-------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS                           $ 231,811,161
-------------------------------------------------------
TOTAL                                     $ 362,869,777
-------------------------------------------------------
Net Asset Value Per Common Share
-------------------------------------------------------
($231,811,161 DIVIDED BY 16,134,422
   COMMON SHARES ISSUED AND OUTSTANDING)  $       14.37
-------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
MAY 31, 1999(1)
Investment Income
------------------------------------------------------
Interest                                  $  5,693,679
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  5,693,679
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    745,803
Administration fee                             213,087
Trustees fees and expenses                       1,130
Custodian fee                                   37,278
Preferred shares remarketing agent fee          77,164
Transfer and dividend disbursing agent
   fees                                         69,284
Organization expenses                           60,466
Printing and postage                            21,390
Legal and accounting services                   16,395
Miscellaneous                                   15,290
------------------------------------------------------
TOTAL EXPENSES                            $  1,257,287
------------------------------------------------------
Deduct --
   Preliminary reduction of investment
      adviser fee                         $        685
   Reduction of custodian fee                   37,278
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     37,963
------------------------------------------------------

NET EXPENSES                              $  1,219,324
------------------------------------------------------

NET INVESTMENT INCOME                     $  4,474,355
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (3,662,057)
   Financial futures contracts                 185,551
------------------------------------------------------
NET REALIZED LOSS                         $ (3,476,506)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (6,017,106)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (6,017,106)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (9,493,612)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (5,019,257)
------------------------------------------------------

(1) For the period from the start of business, January 29, 1999, to May 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

FINANCIAL STATEMENTS (UNAUDITED) CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                                 PERIOD ENDED
in Net Assets                                       MAY 31, 1999(1)
--------------------------------------------------------------------
From operations --
   Net investment income                              $    4,474,355
   Net realized loss                                      (3,476,506)
   Net change in unrealized
      appreciation (depreciation)                         (6,017,106)
--------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS            $   (5,019,257)
--------------------------------------------------------------------
Distributions to Shareholders --
   Preferred Shareholders --
      From net investment income                      $     (929,052)
   Common Shareholders --
      From net investment income                          (2,215,659)
--------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   $   (3,144,711)
--------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from sale of preferred shares             $  131,000,000
   Proceeds from sale of common shares                   241,500,000
   Reinvestment of distributions to shareholders             406,098
   Offering costs and preferred shares
      underwriting discounts                              (1,972,353)
--------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS                         $  370,933,745
--------------------------------------------------------------------

NET INCREASE IN NET ASSETS                            $  362,769,777
--------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------
At beginning of period                                $      100,000
--------------------------------------------------------------------
AT END OF PERIOD                                      $  362,869,777
--------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
--------------------------------------------------------------------
AT END OF PERIOD                                      $    1,329,644
--------------------------------------------------------------------

(1) For the period from the start of business, January 29, 1999, to May 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIOD

                                            PERIOD ENDED
                                            MAY 31,
                                            1999(1)(2)
                                            (UNAUDITED)
---------------------------------------------------------
Net asset value -- Beginning of period
   (Common Shares)                          $ 15.000
---------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------
Net investment income                       $  0.287
Net realized and unrealized loss              (0.592)
---------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                  $ (0.305)
---------------------------------------------------------

Less distributions
---------------------------------------------------------
Preferred Shareholders --
   From net investment income               $ (0.060)
Common Shareholders --
   From net investment income                 (0.138)
---------------------------------------------------------
TOTAL DISTRIBUTIONS                         $ (0.198)
---------------------------------------------------------

PREFERRED AND COMMON SHARES OFFERING
   COSTS CHARGED TO PAID-IN CAPITAL         $ (0.043)
---------------------------------------------------------

PREFERRED SHARES UNDERWRITING DISCOUNTS     $ (0.084)
---------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD (COMMON
   SHARES)                                  $ 14.370
---------------------------------------------------------

MARKET VALUE -- END OF PERIOD (COMMON
   SHARES)                                  $ 13.875
---------------------------------------------------------

TOTAL RETURN(3)                                (6.62)%
---------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING THE PERIOD

                                            PERIOD ENDED
                                            MAY 31,
                                            1999(1)(2)
                                            (UNAUDITED)
---------------------------------------------------------
Ratios/Supplemental Data+
---------------------------------------------------------
Net assets, end of period (000's
   omitted)                                 $362,870
Ratios (As a percentage of average total
   net assets):
   Net expenses                                 1.14%(4)
   Net expenses after custodian fee
     reduction                                  1.10%(4)
   Net investment income                        4.05%(4)
Ratios (As a percentage of average
   common net assets):
   Net expenses(5)                              1.62%(4)
   Net expenses after custodian fee
     reduction(5)                               1.57%(4)
   Net investment income(5)                     5.77%(4)
Portfolio Turnover                               104%
---------------------------------------------------------
+ The expenses of the Trust reflect a reduction of the
   investment adviser fee. Had such action not been
   taken, the ratios and net investment income per share
   would have been as follows:
---------------------------------------------------------
Ratios (As a percentage of average total
   net assets):
   Expenses                                     1.14%(4)
   Expenses after custodian fee
     reduction                                  1.10%(4)
   Net investment income                        4.05%(4)
   Net investment income per share          $  0.287
---------------------------------------------------------
Ratios (As a percentage of average
   common net assets):
   Expenses(5)                                  1.62%(4)
   Expenses after custodian fee
     reduction(5)                               1.57%(4)
   Net investment income(5)                     5.77%(4)
   Net investment income per share          $  0.287
---------------------------------------------------------

(1) For the period from the start of business, January 29, 1999, to May 31, 1999.
(2)  Computed using average common shares outstanding.
(3) Total return is calculated assuming a purchase at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Annualized.
(5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflect the Trust's leveraged capital structure.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Income Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998. The Trust's investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its objective by investing primarily in investment grade municipal obligations.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Investment Transactions -- Investment transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

 C Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

 D Federal Income Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

 E Organization and Offering Costs -- Costs incurred by the Trust in connection with its organization have been expensed. Costs incurred by the Trust in connection with the offerings of the Common Shares and Preferred Shares were recorded as a reduction of capital paid in excess of par applicable to Common Shares.

 F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Trust is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Trust. The Trust's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Trust, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Trust will realize a loss in the amount of the cost of the option. When the Trust enters into a closing sale transaction, the Trust will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Trust exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credit balances used to reduce the Trust's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

 J Interim Financial Statements -- The interim financial statements relating to
   May 31, 1999 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Auction Preferred Shares (APS)
-------------------------------------------
   The Trust issued 2,620 shares of Auction Preferred Shares Series A and 2,620 shares of Auction Preferred Shares Series B on March 1, 1999 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the Common Shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividend rates ranged from 2.90% to 3.50% and from 2.80% to 3.30% for Series A and Series B Shares respectively, during the period ended May 31, 1999.

   The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws.

3 Distributions to Shareholders
-------------------------------------------
   The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding preferred shares. Distributions are recorded on the ex-dividend date. Distributions to Preferred Shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on May 31, 1999 was 3.25% and 3.27%, for Series A and Series B Shares respectively. For the period ended May 31, 1999, the Trust paid dividends to Auction Preferred shareholders amounting to $459,495 and $469,557 for Series A and Series B Shares respectively, representing an average APS dividend rate for such period of 3.11% and 3.07%.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at an annual rate of 0.70% of the Trust's average weekly gross assets, was earned by Eaton Vance Management
   (EVM) as compensation for investment advisory services rendered to the Trust. Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. For the period ended May 31, 1999, the fee was equivalent to 0.70% of the Trust's average weekly gross assets and amounted to $745,803. In order to enhance the net income of the Trust, EVM waived a portion of its investment advisory fee in the amount of $685. EVM also serves as the administrator of the Trust. An administration fee, computed at the annual rate of 0.20% of the average weekly gross assets of the Trust is paid to EVM for administering the business affairs of the Trust. For the period ended May 31, 1999, the administrative fee amounted to $213,087.

   Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended May 31, 1999, no significant amounts have been deferred.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   Eaton Vance has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% (annualized) of average weekly net assets for the Trust's first fiscal year.

   Certain of the officers and one Trustee of the Trust are officers of EVM.

5 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $672,148,171 and $298,894,484 respectively, for the period ended May 31, 1999.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at May 31, 1999, as computed for Federal income tax purposes are as follows:

AGGREGATE COST                            $ 369,773,612
-------------------------------------------------------
Gross unrealized appreciation             $     516,906
Gross unrealized depreciation                (6,534,012)
-------------------------------------------------------
NET UNREALIZED APPRECIATION               $  (6,017,106)
-------------------------------------------------------

7 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value shares of beneficial interest. Transactions in Common Shares were as follows:

                                          PERIOD ENDED
                                          MAY 31, 1999(1)
-------------------------------------------------------------
Sales                                              16,100,000
Shares issued pursuant to the Trust's
 dividend reinvestment plan                            27,755
-------------------------------------------------------------
ENDING SHARES                                      16,127,755
-------------------------------------------------------------

(1) For the period from the start of business, January 29, 1999, to May 31, 1999.

8 Financial Instruments
-------------------------------------------
   The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   At May 31, 1999 there were no outstanding obligations under these financial instruments.

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the "Shares") of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, First Data Investor Services Group or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, First Data Investor Services Group, at 1-800-331-1710.

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in you own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                          --------------------------------------
                                          Please print exact name on account:

                                          --------------------------------------
                                          Shareholder signature         Date

                                          --------------------------------------
                                          Shareholder signature         Date

                                          Please sign exactly as your common
                                          shares are registered. All persons
                                          whose names appear on the share
                                          certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                    Eaton Vance Municipal Income Trust
                    c/o First Data Investor Services Group
                    P.O. Box 8030
                    Boston, MA 02266-8030
                    800-331-1710

 -------------------------------------------------------------------------------

NUMBER OF EMPLOYEES

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of May 31, 1999, our records indicate that there are 166 registered shareholders and approximately 7500 shareholders owning the Trust shares in "street" name, such as through brokers, banks, and financial intermediaries.

If you are a "street" name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

                    Eaton Vance Distributors, Inc.
                    The Eaton Vance Building
                    255 State Street
                    Boston, MA 02109
                    1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange symbol is EVN.

EATON VANCE MUNICIPAL INCOME TRUST AS OF MAY 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE MUNICIPAL INCOME TRUST

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus Harvard University Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser and Administrator of Eaton Vance Municipal Income Trust Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds P.O. Box 5123
Westborough, MA 01581-5123








Eaton Vance Municipal Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109




-------------------------------------------------------------------------------
2-2220-7/99                                                       CE-NASRC-7/99